John Hancock Greater China Opportunities Fund (the “fund”)
Supplement dated 2-6-13 to the current Summary Prospectuses
Terrace Pak Hing Chum is no longer a portfolio manager on the investment management team of the fund. In addition, Oscar KF Leung has joined the investment management team of the fund.
Accordingly, in the “Fund summary” section, the information under the heading “Portfolio management” is amended and restated as follows:
Ronald Chan, CFA
Senior Managing Director, Head of Equities, Asia
Joined fund team in 2011
Kai-Kong Chay, CFA
Managing Director, Senior Portfolio Manager
Joined fund team in 2011
Oscar KF Leung
Managing Director, Senior Portfolio Manager
Joined fund team in 2013
You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.